UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 7, 2012
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Keybank National Association ("KeyBank"), CCOM Group, Inc. (the “Company”) and certain other subsidiaries of the Company entered into a Third Amendment ("Amendment") dated as of December 7, 2012 to the Credit and Security Agreement dated as of October 18, 2011, as amended to date. The Amendment provides, among other things, for KeyBank to make up to $500,000 in additional loans to the Company on two occasions per year, to match loans in the same aggregate amount that one or more Investor Subordinated Creditors (as defined) elect to make.

On December 10, 2012, Michael Goldman loaned to the Company $500,000 repayable on March 8, 2013 with interest accruing at 4% per annum. The Company executed a promissory note to Mr. Goldman in the form attached as an exhibit hereto. Michael Goldman is the Chairman of the Board of the Company. Mr. Goldman also entered into a subordination agreement dated as of December 10, 2012 in favor of KeyBank.

The Company disclosed on its Form 8-K filed with the Securities Exchange Commission on October 30, 2012 (the "Prior 8-K") that the Company executed unsecured promissory notes to investors ("Investors") in respect of the borrowings described in the Prior 8-K. The Investors entered into subordination agreements dated as of November 29, 2012 in favor of KeyBank.

References in this report to the Amendment, the promissory note and the subordination agreements are qualified in their entirety by the full text of the Amendment, the promissory note and the subordination agreements, copies of which are attached as exhibits to this report. The exhibits are incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among CCOM Group, Inc. (formerly, Colonial Commercial Corp.), Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit Security Agreement”); incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, dated as of May 17, 2012; incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on May 23, 2012.

10.03	Form of Second Amendment to the Credit Security Agreement, dated as of October 24, 2012; incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on October 30, 2012.

10.04	Form of Third Amendment to the Credit Security Agreement, dated as of December 7, 2012, filed herewith.

10.05	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and Rita Folger, filed herewith.

10.06	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and Goldman Associates of New York, Inc., filed herewith.

10.07	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and John A. Hildebrandt, filed herewith.

10.08	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and Paul H. Hildebrandt, filed herewith.

10.09	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and William Pagano, filed herewith.

10.10	Form of Promissory Note dated December 10, 2012 between CCOM Group, Inc. and Michael Goldman, filed herewith.

10.11	Form of Subordination Agreement dated December 10, 2012 by and between CCOM Group, Inc., KeyBank National Association and Michael Goldman, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: December 13, 2012	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among CCOM Group, Inc. (formerly, Colonial Commercial Corp.), Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit Security Agreement”); incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, dated as of May 17, 2012; incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on May 23, 2012.

10.03	Form of Second Amendment to the Credit Security Agreement, dated as of October 24, 2012; incorporated herein by reference from Exhibit 10.03 to the Company's Form 8-K filed on October 30, 2012.

10.04	Form of Third Amendment to the Credit Security Agreement, dated as of December 7, 2012, filed herewith.

10.05	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and Rita Folger, filed herewith.

10.06	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and Goldman Associates of New York, Inc., filed herewith.

10.07	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and John A. Hildebrandt, filed herewith.

10.08	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and Paul H. Hildebrandt, filed herewith.

10.09	Form of Subordination Agreement dated November 29, 2012 by and between CCOM Group, Inc., KeyBank National Association and William Pagano, filed herewith.

10.10	Form of Promissory Note dated December 10, 2012 between CCOM Group, Inc. and Michael Goldman, filed herewith.

10.11	Form of Subordination Agreement dated December 10, 2012 by and between CCOM Group, Inc., KeyBank National Association and Michael Goldman, filed herewith.